December 31, 2012


Volumetric Fund, Inc.
A No-Load Mutual Fund                                 2012

Annual Report







                   Volumetric Fund, Inc.
                         <LOGO>


















To Our Shareholders:

	Volumetric Fund's net asset value (NAV) advanced 5.9% during 2012. This included a 1.0% advance in the fourth quarter. Overall, our NAV closed out the year at $18.51, up from its opening NAV of $17.48 at the beginning of the year. Due mostly to our overly conservative approach, we have not matched the market and the S&P 500 Index in 2012. This happened only three times in the past twelve years. As indicated below, the market, as measured by the Standard & Poor's 500 Index advanced 13.4% during 2012.

       The Volumetric Index which indicates the value of a $10,000 hypothetical investment in Volumetric on January 1, 1979, stood at $202,839 on December 31, 2012. Our compounded annual return, during our past 33 years of history, has been 9.26%, as compared to that of 8.31% for the S&P 500 Index during the same period.

       As indicated below, since our proprietary 'Volume and Range' portfolio management system was introduced on September 1, 2000, we have outperformed all the major market indices.

                           Year 2012   Fourth Quarter  Change since 9/1/2000*

Volumetric Fund	            + 5.9%	   + 1.0%	     +51.1%
Standard & Poor's 500 Index +13.4%	   - 1.0%	     - 6.2%
Dow-Jones Industrials	    + 7.3%	   + 0.6%	     +16.6%
NASDAQ Composite Index	    +15.9%	   + 0.3%	     -28.7%


        *Introduction of 'Volume and Range' system.


	As indicated in our January 4, 2013 memo, on December 31, 2012, the Fund declared a long-term capital gain distribution of $1.25 per share to shareholders of record of the same date. Your capital gain distribution was reinvested for you in additional shares, except if you requested the cash option. For each share you owned on December
31, 2012, you received 7.2% in additional shares on January 1, 2013. Please also note that Volumetric Fund NAV went 'ex-dividend' on January 1, 2013. On that day, as described in our memo, the Fund's
2013 opening NAV was reduced from $18.51 by the $1.25 distribution to $17.26.


      FOURTH QUARTER PORTFOLIO CHANGES

       As mentioned above, the Fund's NAV advanced 5.9% during 2012 and 1.0% in the fourth quarter. We have increased our cash position slightly, from 15% on September 30th to 17%, at year end. As of December 31, 2012, the Fund had 75 stocks in its portfolio with 60 gainers and 15 losers. Our average stock had an unrealized gain of 15.2%. Our biggest gainer was Eastman Chemical with a 117% gain at year end. Our worst performing stock was International Game Technology with a 15% loss. Our ten leading stocks are shown in the 'Top Stocks and Industry Holdings' section.

         The following 22 stocks were added to the Fund's portfolio during the fourth quarter: Atmos Energy, Cardinal Health, Caterpillar, Citrix Systems, Deckers Outdoor, Expeditors International, General Dynamics, Harman International, Hartford Financial, Johnson & Johnson, Laboratory Corp. of America, McDonalds, Meredith, Metlife, Molson Coors Brewing, NCR, OGE Energy, O'Reilly Automotive, URS Corp., US Steel and Wisconsin Energy.

	On the sell side, utilizing the guidelines of our 'Volume and Range' system, we sold the following 24 securities from our portfolio:
Alleghany Technology, American Greetings, Autodesk, Autonation, Broadcom, Commerce Bankshares, CSX Corp., Curtiss Wright, DuPont, Dow-Jones Industrial Trust, Edison International, Ely Lilly, Hologic, Jabil Circuit, Knoll, Lincare, Manpower, NETapp, Newfield Exploration, Newmont Mining, NVDIA, Thermo Fisher Scientific, Ultra Petroleum and Valero Energy. Our best gainer was Lincare with a 66% net realized gain.




TOP STOCKS AND INDUSTRY HOLDINGS (Unaudited)

          As of December 31, 2012, our ten greatest common stock gainers and our 10 largest industry holdings are listed below. See 'Statement of Net Assets' on page 4 for details.



                     Unrealized Gain       % of Fund's
                           %               Net Assets
Eastman Chemical	117.2%              1.89%
Tesoro Corp.    	86.5	            1.98
Ball Corp.	        77.5	            1.50
MDC Holdings	        71.8	            1.76
Cytec Industries	64.4	            0.88
Pfizer, Inc.	        53.3	            1.38
Ansys, Inc.	        51.8                1.00
Owens Corning	        48.3	            1.50
Disney, Walt	        46.6	            1.45
Coca Cola Co.	        39.4	            1.18

                       Total :             14.52%


                 10 Largest Industry Holdings
                  % of the Fund's Net Assets

Chemicals	        6.2%
Foods/Beverage   	5.5
Medical/Health	        5.3
Machinery	        5.2
Drugs            	4.6
Misc./Diversified	4.5
Aerospace/Defense	4.4
Utilities	        4.2
Retail            	4.2
Forest Products	        4.1

                Total: 48.2%



OTHER NEWS

       As mentioned in our second quarter report, at the Fund's annual meeting on June 13, 2012, shareholders re-elected all the nominated directors. Furthermore, they approved BBD, LLP, as the Fund's independent registered public accounting firm for calendar year 2012.

       The Board of Directors at their December 10, 2012, meeting approved the renewal of the Investment Advisory contract between Volumetric Fund, Inc. and Volumetric Advisers, Inc. The Board discussed various factors that formed the basis for their renewal of the contract: 1) Volumetric Advisers, Inc. uses a proven, proprietary technique for managing the Fund's portfolio; 2) the Fund's performance indicates that it has outperformed significantly the Standard & Poor's 500 Index and other appropriate indexes in 9 out of the past 12 years;
3) the Fund's expense ratio is in line with other no-load mutual fund's of similar size. Furthermore, if the Fund's assets grow, the expense ratio decreases on a sliding scale, as indicated in the Prospectus.


UPDATE AND OUTLOOK

       The year of 2013 has started out well for Volumetric and the stock market. The Fund's NAV advanced 5.8% from its ex-dividend opening price of $17.26 to $18.26, as of February 6. When adjusted for dividends, this is a new, all time record for Volumetric since July of 2007. The stock market, as measured by the S&P 500 index, appreciated 6.0% in the same period. Since the beginning of the year, we have reduced our cash from 17% to 11%.

       Barring some negative surprises regarding the economy, the current outlook for the market remains highly favorable. One reason is that in January the 200-day moving averages of the NYSE Composite Index and S&P 500 Index remained bullish, since they remained above their moving average lines. Another positive sign is that the Fed has indicated that they expect to keep interest rates low. Furthermore, the good market performance in January is a highly reliable predictor for the year ahead.

        We thank you for your trust and confidence. Please call us if you have any questions.

February 7, 2013

		Sincerely,

/s/ Gabriel J. Gibs			        /s/ Irene J. Zawitkowski


Gabriel J. Gibs					Irene J. Zawitkowski
Chairman and CEO				President








THE FOLLOWING CHARTED INFORMATION WAS PRESENTED AS A LINE GRAPH IN THE ANNUAL REPORT SHOWING THE COMPARISION OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN VOLUMETRIC FUND AND THE STANDARD AND POORS 500 INDEX.

Comparison of Changes in the Value of a $10,000 Investment in Volumetric Fund
 Versus the Standard and Poor's 500 Index and New York Stock Exchange
                     Composite Index*
           (From January 1, 1979 to December 31, 2012)

YEAR         VOLUMETRIC      S&P 500 INDEX

1978           10,000          $10,000
1979          $11,630          $11,231
1980          $15,991          $14,125
1981          $18,712          $12,751
1982          $21,876          $14,633
1983          $26,321          $17,161
1984          $27,696          $17,401
1985          $36,524          $21,983
1986          $39,225          $25,197
1987          $38,637          $25,708
1988          $46,349          $28,896
1989          $53,743          $36,770
1990          $50,963          $34,359
1991          $68,902          $43,397
1992          $76,331          $45,335
1993          $77,839          $48,533
1994          $76,104          $47,786
1995          $89,336          $64,086
1996         $103,189          $77,072
1997         $121,987         $100,971
1998         $134,918         $127,898
1999         $141,866         $152,872
2000         $139,355         $137,372
2001         $133,167         $119,486
2002         $116,682          $91,543
2003         $152,246         $115,692
2004         $172,799         $126,097
2005         $176,228         $129,881
2006         $187,400         $147,570
2007         $193,237         $152,735
2008         $135,347         $ 93,981
2009         $164,687         $116,023
2010         $190,622         $130,874
2011         $191,523         $130,850
2012         $202,839         $148,394


       Average Annual Total Returns Of Fund(as of 12/31/12)*

                    1 Year   5 Years   10 Years   Since Inception (1/1/79)
--------------------------------------------------------------------------
Volumetric Fund     + 5.89%    + 2.77%    + 5.69%     + 9.26%
S&P 500 Comp Index  +13.40%    + 2.23%    + 4.33%     + 8.31%


*All distributions and dividends were reinvested. Past performance is not predictive of future performance. The performance shown above does not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares. The chart represents values for each year, as of December 31. The S&P 500 Index is unmanaged index of common stocks.










                  FINANCIAL HIGHLIGHTS (Audited)
          (for a share outstanding throughout each year)




Years ended December 31                2012    2011     2010    2009     2008

Net asset value, beginning of year   $17.48   $17.39   $15.02  $12.34   $18.10
Income from investment operations:
  Net investment loss                 (0.07)   (0.12)   (0.09)  (0.02)  (0.03)
  Net realized and unrealized
     gain (loss) on investments	       1.10     0.21     2.46    2.70   (5.25)
 Total from investment operations      1.03     0.09     2.37 	 2.68   (5.28)
Less distributions from:
   Net investment income	       0.00     0.00     0.00    0.00    0.00
   Net realized gains	               0.00     0.00     0.00    0.00   (0.48)
                                    -------   ------  ------  ------   ------
Total distributions	               0.00     0.00     0.00    0.00   (0.48)
                                    -------   ------  ------  ------   ------

Net asset value, end of year	     $18.51   $17.48   $17.39  $15.02  $12.34
                                    -------   ------  ------  ------   ------
Total return                          5.89%    0.52%   15.78%  21.72% (29.94)%
                                    -------   ------  ------  ------   ------
Ratios and Supplemental Data:
Net assets, end of year(in thousands)$20,926  $20,401 $20,332 $18,112  $15,896
Ratio of expenses to average net assets 1.94%   1.94%   1.94%   1.96%    1.93%
Ratio of net investment loss to average
      net assets                      (0.35%) (0.65%)  (0.53)  (0.17%)  (0.24%)
Portfolio turnover rate	                126%    111%     124%    170%     217%

                     See notes to financial statements




                      VOLUMETRIC FUND, INC.
                    STATEMENT OF OPERATIONS
              For the year ended December 31, 2012

INVESTMENT INCOME
	Dividends..................................      $ 331,654
	Interest...................................            421
                                                        ----------
		TOTAL INVESTMENT INCOME............        332,075
EXPENSES
	Management Fee (Note 2)....................        407,920
                                                        ----------
	NET INVESTMENT LOSS........................        (75,845)
                                                        ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
	Net realized gain on Investments...........      1,568,326
	Change in unrealized appreciation on investments
		Beginning of year......  $ 2,433,549
		End of year............    2,144,595
                                          ----------
	Decrease in unrealized appreciation........       (288,954)
                                                        ----------
              NET GAIN ON INVESTMENTS..............      1,279,372
                                                        ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS     1,203,527
                                                        ----------





                              VOLUMETRIC FUND, INC.
                     STATEMENTS OF CHANGES IN NET ASSETS

                                                        For the Years Ended
				                  12/31/2012        12/31/2011
                                                  ----------        ----------
CHANGES RESULTING FROM OPERATIONS
Net investment loss......................        $ (75,845)        $ (142,295)
Net realized gain on investments.........        1,568,326          1,880,224
Increase (decrease) in unrealized appreciation..  (288,954)        (1,642,092)
                                                 ----------         ----------
	NET INCREASE IN NET ASSETS
	RESULTING FROM OPERATIONS........        1,203,527             95,837

DISTRIBUTIONS TO SHAREHOLDERS............                0                  0
                                                 ----------        ----------
CAPITAL SHARE TRANSACTIONS (NOTE 3)......         (679,122)           (26,443)
                                                 ----------        ----------
	NET INCREASE IN NET ASSETS.......          524,405             69,394
NET ASSETS
	BEGINNING OF YEAR................       20,401,286         20,331,892
                                               -----------        -----------
	END OF YEAR......................      $20,925,691        $20,401,286
                                               ===========        ===========

                     See notes to financial statements




NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Volumetric Fund, Inc. (the 'Fund') is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company. The Fund's investment objective is capital growth. Its secondary objective is downside protection. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ('GAAP').

a)	Valuation of Securities: Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are valued at the closing price on the day of valuation. If a market quote is not available, the Fund will value the security at fair market value as determined in good faith by Volumetric
Advisers, Inc., as directed by the Board of Directors.

GAAP establishes a single authoritative definition of fair values, sets out a framework for measuring fair value and requires certain disclosures about fair value measurements. Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     -	Level 1 - quoted prices in active markets for identical
securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

     -  Level 3 - significant unobservable inputs (including the
Fund's own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not necessarily indications of the risk associated with investing in those securities.

As of December 31, 2012, all of the securities held by the Fund were valued using Level 1 inputs. See the Fund's Statement of Net Assets for a listing of securities valued using Level 1,2 and 3 inputs by security type and industry type, as required by GAAP. There were no transfers between Level 1 and Level 2 for the year ended December 31, 2012.

b)	Securities Transactions and Investment Income: Realized gains and losses are determined on the identified cost basis which is the same basis used for federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recognized on the accrual basis.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is 'more likely than not' to be sustained assuming examination by tax authorities. Management has reviewed the Fund's tax positions taken on Federal and state income tax returns for all open tax years (2009-2011) and during the year ended December 31, 2012, and concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

c)	Federal Income Taxes: The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of the Fund's taxable income to its shareholders. Therefore no federal income tax provision is required.

d)	Distributions to Shareholders: It is the Fund's policy to distribute all net investment income and all net realized gains, in excess of any available capital loss carryovers, at year end. Distributions are taxable to shareholders in the year earned by the Fund. There were no distributions for the years ending December 31, 2012 and 2011.
The Board of Directors declared the following distribution from net realized gains which will be reflected in the financial statements for the year ended December 31, 2013.

Record Date		December 31, 2012
Ex-Dividend Date	January 1, 2013
Payment Date		January 2, 2013
Distribution		$ 1.25 per share


e)	Use of Estimates: The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from those estimates.


2. Management Fee and Other Transactions with Affiliates

The Fund receives investment management and advisory services under an advisory agreement with Volumetric Advisers, Inc., that provides for fees to be paid at an annual rate of 2.0% of the first $10,000,000 of average daily net assets, 1.9% of the next $15,000,000 and declining thereafter to 1.5% on net assets over $100,000,000. The Fund's adviser pays the cost of all management, supervisory and administrative services required in the operation of the Fund. This includes investment management, fees of the custodian, independent public accountants and legal counsel, remuneration of officers and directors, state registration fees and franchise taxes, shareholder services, including maintenance of the shareholder accounting system, insurance, marketing expenses, shareholder reports, proxy related expenses and transfer agency. Certain officers and directors of the Fund are also officers and directors of the investment adviser.

3. Capital Stock Transactions

At December 31, 2012, there were 2,000,000 shares of $0.01 par value capital stock authorized. Transactions in capital stock were as follows:
			          Year Ended		        Year Ended
                               December 31, 2012            December 31, 2011

	                      Shares	Amount	           Shares	Amount
                              ------   ---------          -------       --------
Shares sold	              20,817	$373,425	  41,312	$746,940
Distributions reinvested	   0	       0	       0	       0
                              ------   ---------          -------       --------
	                      20,817	$373,425	  41,312	 746,940
                              ------   ---------          -------       --------
Shares redeemed 	     (57,935) (1,052,547)        (43,339)	(773,383)
                              ------   ---------          -------       --------
Net decrease	             (37,118)   $(679,122)	  (2,027)	 (26,443)
                    	     ========   =========         =======       =========









4. Purchases and Sales of Investment Securities

For the year ended December 31, 2012, purchases and proceeds from sales of securities were $21,493,122 and $21,159,520, respectively. At December 31, 2012 the cost of investments for Federal income tax purposes was $15,277,271. Accumulated net unrealized appreciation on investments was $ 2,144,595 consisting of $2,284,646 gross unrealized appreciation and $140,051 gross unrealized depreciation.


5. Composition of Net Assets

At December 31, 2012 net assets consisted of:

Net capital paid in on shares of
stock................................................  $ 17,387,565
Unrealized appreciation of
investments'.........................................     2,144,595
Accumulated net realized gain on investments.........     1,393,531
                                                        -----------
               Net Assets............................   $20,925,691
                                                        ===========

6. Federal Income Tax

As of December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	           $	 	  0
Accumulated long-term capital gain		  1,393,531
Unrealized appreciation                           2,144,595
                                                  ---------
       Distributable earnings                     3,538,126
                                                  =========

Permanent book and tax differences, due to the differing book/tax treatment of net investment losses, resulted in a reclassification for the year ended December 31, 2012 as follows: a decrease of capital paid in of $75,845 and a decrease in accumulated net investment loss of $75,845. These reclassifications have not impact on net assets or results of operations.


7. Commitments and Contingencies

Under the Fund's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. The Fund expects the risk of loss to be remote.


8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.


PROSPECTUS, PROXY AND PORTFOLIO INFORMATION (Unaudited)

       This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. To obtain a current prospectus please call 1-800-541-3863.
       Information is available to shareholders who are interested in the Fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30. This information may be obtained without charge either by calling the Fund's toll-free number, 800-541-3863, or by visiting the SEC's website at www.sec.gov.

	The Fund files its complete schedule of portfolio holdings with Securities and Exchange Commission, for the first and third quarters of each fiscal year on form N-Q. These forms are available on the Commission's website at www.sec.gov. This information is also available from the Fund by calling 800-541-3863.

  .








REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Shareholders and Board of Directors of Volumetric Fund, Inc.

       We have audited the accompanying statement of net assets of Volumetric Fund, Inc., as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2008 were audited by other auditors whose report dated February 6, 2009, expressed an unqualified opinion on such financial highlights.

       We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Volumetric Fund, Inc., as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

				              /s/     BBD, LLP
Philadelphia, Pennsylvania
February 12 , 2013




INFORMATION ABOUT YOUR FUND'S EXPENSES
For the six months ended December 31, 2012 (Unaudited)

	As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire semi-annual period, July 1, 2012 ' December 31, 2012.

       The table illustrates your Fund's costs in two ways.

      Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The 'Ending Account Value' shown is derived from the Fund's actual return for the six month period, the 'Expense Ratio' column shows the period's annualized expense ratio and the 'Expenses Paid During Period' column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, a $7,000 account value divided by $1,000 = 7.0), then multiply the result by the number given in the first line under the heading entitled 'Expenses Paid During Period.'

      Hypothetical 5% Return: This section is intended to help you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, the expense ratio is unchanged. Because the return used is not the Fund's actual return, the results do not apply to your investment. This sample is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to provide examples of expenses calculated and based on an assumed 5% annual return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

       Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Volumetric Fund does not charge any sales loads, redemption fee, or exchange fees, but these fees may be present in other funds to which you compare our Fund. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you to determine the relative total costs of owning different funds.

             Beginning          Ending        Net Expense     Expenses Paid
            Account Value,   Account Value,     Ratio         During Period **

Actual	     $1,000	     $1,026.05 	         1.94%	         $  9.88
Hypothetical
  5% Return  $1,000	     $1,015.38	         1.94%	         $  9.83

*The actual total return for the six-month period ended December 31, 2012, was 2.61%.

**Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, and then divided by 366.





GENERAL INFORMATION

INVESTMENT ADVISER and TRANSFER AGENT
Volumetric Advisers, Inc.
87 Violet Drive
Pearl River, NY 10965

CUSTODIAN
JP Morgan Chase, N.A.
270 Park Avenue
New York, NY 10017

IRA AND PENSION ACCOUNTS TRUSTEE
Principal Trust Company
P.O. Box 8963
Wilmington, DE 19899

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BBD, LLP
1835 Market Street, 26th Floor
Philadelphia, PA 19103


DIRECTORS (Unaudited)

       The Directors of the Fund and their ages, positions, addresses and principal occupations during the past five years are set forth below. There is no limit on the length of the term that each director serves. The Fund's Statement of Additional Information contains additional information about the Directors and is available without charge, upon request, by calling 1-800-541-FUND.


                              Interested Directors


  Director                  Occupation                                Age   Director
                                                                            Since

Gabriel J. Gibs            Chairman, CEO, Founder and Portfolio Co-    76      1978
Volumetric Fund, Inc.      Manager of the Fund since 1978. Mr. Gibs
87 Violet Drive            is also President of Volumetric Advisers,
Pearl River, NY 10965      Inc., the Fund's investment adviser and
                           transfer agent.

Irene J. Zawitkowski       President, Chief Operating Officer and      59      1978
Volumetric Fund,Inc.       Portfolio Co-Manager of the Fund. Co-Founder
87 Violet Drive            and officier in varous capacities since 1978.
Pearl River, NY 10965      Also, Executive Vice President of Volumetric
                           Advisers, Inc.



                               Independent Directors

William P. Behrens         Vice Chairman, Fulcrum Securities since      74     1987
Fulcrum Securities, Inc.   2008. Vice Chairman, Northeast Securities,
80 Broad Street            Inc. from 2001 to 2008. Chairman, Global
New York NY 10004          Energy Systems since 2006. Memeber of the
                           Fund's Audit Committee.

Joseph Haeupl              Engineering consultants to the chemical       67    2004
9 Grove Place              industry, since 2002. Previously, Director
Mount Lakes NJ 07046       of Technology of Lurgi PSI,
                           an engineering and construction servies
                           company for the chemical industry.
                           Member of the Fund's Governance & Nominating
                           Committee.

Alexandre M. Olbrecht,Dr.  Associate Professor Economics, Ramapo         34   2012
66 Main Street             College of NJ, since 2005. Executive Director
Yonkers, NY 10701          of Eastern Economic Association. Member of
                           the Fund's Audit Committee.

Stephen J. Samitt          Stephen Samitt, CPA, LLC, since 2008.         71   1996
87 Violet Drive            Previously, Principal, Briggs Bunting &
Pearl River, NY 10965      Dougherty, LLP, a full service public
                           accountanting firm, since 1997.
                           Chairman of the Fund's Audit Committe.
                           Member of the Fund's Goverance & Nominating
                           committee. He was elected by the Board as
                           the Fund's financial expert.

Allan A Samuels            CEO and President of Rockland Business       74   2007
Rockland Business Assoc.   Association (RBA) since 2001. Board member
One Blue Hill Plaza        of several non-profit and business
Pearl River, NY 10965      organizations. Chairmain of the Fund's
                           Governanace and Nominating Committee.

David L. Seidenberg        President, SQ Ventures, LLC, since 2002.     66  1983
29 Shaw Roac               Previously, Vice President of Davos
Woodcliff Lake, NJ 07677   Chemical Company from 1972 until 2002.
                           Memeber of the Fund's Audit Committee

Raymond W. Sheridan        President Raymond Sheridan Financial, Inc.   62   1995
R. Sheridan Financial      insurance and financial services. Vice
19 E. Washington Ave       President of Volumetric Fund from 1997 to
Pearl River,  NY 10965     2004. Member of the Fund's Goverance &
                           Nominating Commiettee.











Volumetric Fund, Inc.

87 Violet Drive
Pearl River, New York 10965
Tel: 845-623-7637
800-541-FUND
www.volumetric.com


Investment Adviser and
Transfer Agent
-----------------------

Volumetric Advisers, Inc.
Pearl River, New York

Custodian
----------

J.P. Morgan Chase, N.A.
New York, New York

Independent Registered Public Accounting Firm
---------------------------------------------

BBD, LLP
Philadelphia, Pennsylvania

Board of Directors
------------------

William P. Behrens
Gabriel J. Gibs, Chairman
Josef Haupl
Alexandre M. Olbrecht, Dr.
Stephen J. Samitt
Allan A. Samuels
David L. Seidenberg
Raymond W. Sheridan
Irene J. Zawitkowski

Officers
---------

Gabriel J. Gibs
    Chairman, CEO, Portfolio Co-Manager
Irene J. Zawitkowski
    President, COO, Portfolio Co-Manager
Jeffrey M. Gibs
    Vice President, Chief Compliance Officer